Exhibit 99.1

Corporate Overview April 15, 2020

Forward - Looking Statements 2 © 2020 Zynerba Pharmaceuticals, Inc. All rights reserved. Zynerba and Zygel are trademarks of Zynerba Pharmaceuticals, Inc. All other trademarks and registered trademarks are property of their respective owners. trademarks are property of their respective owners. THE STATEMENTS IN THIS PRESENTATION MAY INCLUDE FORWARD - LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE STATEMENTS, AMONG OTHER THINGS RELATE TO THE FUTURE OPERATIONS, OPPORTUNITIES OR FINANCIAL PERFORMANCE OF ZYNERBA PHARMACEUTICALS, INC. WE MAY, IN SOME CASES, USE TERMS SUCH AS “PREDICTS,” “BELIEVES,” “POTENTIAL,” “PROPOSED,” “CONTINUE,” “ESTIMATES,” “ANTICIPATES,” “EXPECTS,” “PLANS,” “INTENDS,” “MAY,” “COULD,” “MIGHT,” “WILL,” “SHOULD” OR OTHER WORDS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD - LOOKING STATEMENTS. SUCH STATEMENTS ARE SUBJECT TO NUMEROUS IMPORTANT FACTORS, RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL EVENTS OR RESULTS TO DIFFER MATERIALLY FROM THE COMPANY’S CURRENT EXPECTATIONS, INCLUDING THE FOLLOWING: THE COMPANY’S CASH AND CASH EQUIVALENTS MAY NOT BE SUFFICIENT TO SUPPORT ITS OPERATING PLAN FOR AS LONG AS ANTICIPATED; THE RESULTS, COST AND TIMING OF THE COMPANY’S CLINICAL DEVELOPMENT PROGRAMS, INCLUDING ANY DELAYS TO SUCH CLINICAL TRIALS RELATING TO ENROLLMENT OR SITE INITIATION; CLINICAL RESULTS FOR THE COMPANY’S PRODUCT CANDIDATES MAY NOT BE REPLICATED OR CONTINUE TO OCCUR IN ADDITIONAL TRIALS AND MAY NOT OTHERWISE SUPPORT FURTHER DEVELOPMENT IN A SPECIFIED INDICATION OR AT ALL; ACTIONS OR ADVICE OF THE U.S. FOOD AND DRUG ADMINISTRATION AND FOREIGN REGULATORY AGENCIES MAY AFFECT THE DESIGN, INITIATION, TIMING, CONTINUATION AND/OR PROGRESS OF CLINICAL TRIALS OR RESULT IN THE NEED FOR ADDITIONAL CLINICAL TRIALS; THE COMPANY’S ABILITY TO OBTAIN AND MAINTAIN REGULATORY APPROVAL FOR ITS PRODUCT CANDIDATES, AND THE LABELING UNDER ANY SUCH APPROVAL; AND THE COMPANY’S EXPECTATIONS REGARDING ITS ABILITY TO OBTAIN AND ADEQUATELY MAINTAIN SUFFICIENT INTELLECTUAL PROPERTY PROTECTION FOR ITS PRODUCT CANDIDATES. THESE AND OTHER RISKS ARE DESCRIBED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, AVAILABLE AT WWW.SEC.GOV. ANY FORWARD - LOOKING STATEMENTS THAT THE COMPANY MAKES IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE FORWARD - LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, AFTER THE DATE OF THIS PRESENTATION .

Zynerba Pharmaceuticals (NASDAQ: ZYNE) 3 A Rare/Near - Rare Neuropsychiatric Company • Deep pipeline focused on high unmet medical needs; translating into multi - billion dollar market opportunity with Zygel™(CBD gel) • Four clinical shots on goal: FXS, DEE, ASD, 22q • Enrollment complete in pivotal CONNECT - FX FXS trial and in Phase 2 BRIGHT ASD study • Topline data expected from both trials in 2Q2020 • Experienced team • Proven development and commercialization track record in transdermal delivery, orphan diseases, neurology, psychiatry • Well capitalized • Cash runway expected into the second half of 2021 - beyond the expected NDA filing and potential approval in FXS • Multiple expected near term milestones

COVID - 19 Preparedness 4 • We believe we have made smart and actionable adjustments in response to COVID - 19: • These include remote site monitoring and remote visits using telemedicine where needed • Our approach is consistent with FDA’s Guidance on Conduct of Clinical Trials of Medical Products during COVID - 19 Pandemic • As of now, our timelines for delivery of top line results from all of our ongoing trials remain unchanged • Includes our expectation of results from our pivotal CONNECT - FX trial in FXS late in the second quarter of 2020

Deep Clinical Pipeline 5 *Orphan Drug Designation Zygel Cannabidiol Gel Expected Milestones Topline pivotal data in late 2Q2020 Topline Phase 2 data in 2Q2020 Topline Phase 2 data in 3Q2020 Discussions with FDA in 1H2020 to define clinical path forward

Neuropsych Indications Differentiated Formulation delivers CBD through the epidermis and into the circulatory system Zygel (ZYN002) Cannabidiol (CBD) Gel 6 Unique MOA First & only patent - protected, permeation - enhanced, pharmaceutically - produced CBD gel Transdermal CBD modulates multiple receptors and mediates numerous pathways, including the endocannabinoid pathway Potential utility in rare / near - rare neuropsychiatric conditions FDA Fast Track and Orphan Drug designations in FXS

Fragile X Syndrome (FXS) 7

Fragile X Syndrome (FXS) Overview 8 • Rare genetic developmental disability • Leading known cause of both inherited intellectual disability and autism spectrum disorder • Symptoms linked to deficiencies in the endocannabinoid (EC) system • System of neurotransmitters regulating emotional responses, behavioral reactivity to context, social interaction • FMR1 mutation causes dysregulation of the EC system • Results in core cognitive, social, and behavioral symptoms of FXS • CBD may modulate EC system • Increases availability of endocannabinoids (anandamide, 2 - AG) by inhibiting metabolism • Affects ~71K people in U.S. • No approved drugs indicated for FXS

Day 1 to Week 6 Week 7 to 12 Up to 24 months FAB - C Open Label Phase 2 Trial Design 9 Treatment of F ragile X Syndrome A nxiety and B ehavioral C hallenges with CBD Titration Maintenance Screening Open label extension Dosing initiated at 50 mg Zygel daily; may be titrated up to 250 mg Zygel daily Doses of Zygel: 50 mg, 100 mg, or 250 mg daily 20 patients enrolled • Patients continue on maintenance dose • Physician can titrate up or down Period 1: COMPLETE Period 2

Data From Three Month FAB - C Phase 2 Trial 10 0 10 20 30 40 50 60 70 Social Avoidance Irritability Socially Unresponsive / Lethargic Inappropriate Speech Stereotypy Hyperactivity Month 3 (n=18) Baseline: 18.2 Baseline: 14.5 Baseline: 8.7 Baseline: 5.1 Baseline: 7.9 Baseline: 6.1 41.8% 52.9% 54.9% 32.4% 59.5% 42.6% P=0.0005 P=0.0096 P=0.0034 P=0.0018 P=0.0006 P=0.0237 Mean % Improvement from Baseline Month Three: ABC - C FXS Mean Score Percent Improvement in Behavioral Symptoms of FXS Data reported at the American Psychiatric Association (APA) meeting, May 2019

Third Party Data* Suggest PBO Rate of 10 to 18 Percent 11 0 10 20 30 40 50 60 Zygel 0 10 20 30 40 50 Zygel 0 10 20 30 40 50 60 Zygel 0 10 20 30 40 50 Zygel 0 10 20 30 40 50 60 Zygel 0 10 20 30 40 Zygel Socially Unresponsive / Lethargic Does not pay attention Inappropriate Speech Repeats words / phrases Stereotypy Repetitive movements Hyperactivity Disrupts group activities Social Avoidance Seeks isolation Irritability Temper tantrums 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 50 Ganaxolone Placebo 0 10 20 30 40 50 60 Ganaxolone Placebo 0 10 20 30 40 Ganaxolone Placebo Baseline: 18.2 Baseline: 18.9 Baseline: 14.5 Baseline: 13.9 Baseline: 8.7 Baseline: 6.6 Baseline: 5.1 Baseline: 3.5 Baseline: 7.9 Baseline: 7.4 Baseline: 6.1 Baseline: 6.0 3.1 19.6 13.9 6.9 7.1 6.3 41.8% 17.9% 16.9% 32.4% 11.5% 18.7% 52.9% 17.4% 15.2% 54.9% 9.7% 31.4% 59.5% 9.9% 23.0% 42.6% 15.9% 15.0% * Ligsay , A., Van Dijck , A., Nguyen, D. V., Lozano, R., Chen, Y., Bickel, E. S., et al. (2017). A randomized double - blind, placebo - controlled trial of ganaxolone in children and adolescents with fragile x syndrome. Journal of Neurodevelopmental Disorders, 9:26. 0 10 20 30 40 50 Ganaxolone Placebo Baseline: 18.9 FAB - C ABC - C FXS Subscales

Three Month FAB - C Data vs. 12 Months of Treatment 12 0 10 20 30 40 50 60 70 80 90 Social Avoidance Irritability Socially Unresponsive Hyperactivity Stereotypy Inappropriate Speech Month 3 (n=12) Month 12 (n=9) 57.9* 51.1* 65.7* 36.7* 60.8* 56.5* *P ≤ 0.05 Mean % Improvement from Baseline 77.2* 59.2* 72.2* 40.4* 64.9* 56.5* Improvements in Patients Completing 12 Months Data reported at the American Psychiatric Association (APA) meeting, May 2019 Sustained Improvements in FXS Behavioral Symptoms Through 12 Months of Treatment

FAB - C Open Label Phase 2 Trial 13 • Well tolerated, consistent with previously reported data; no SAEs • No clinically meaningful trends in vital signs, ECG, or clinical safety labs including LFTs; no THC detected in plasma • Discontinuations • Two siblings discontinued in Period 1 • One for worsening of pre - existing eczema (not considered Tx - related) • One due to administrative reasons • Three patients discontinued in Period 2 (administrative reasons; non - compliance) • Little to no redness at application site • One patient developed moderate application site rash (resolved, did not recur); remains in the study • TEAEs mild or moderate • Most common: Gastroenteritis (14%), URTI (12%) • All resolved during study period Zygel Safety Summary Through 12 Months

FAB - C Open Label Phase 2 Trial 14 Estimating the Health State Utility (HUI) Score for FXS and Potential Benefit of Treatment with Zygel Mean ABC - UI Score at Each Timepoint during Treatment with Zygel (*P<0.01) Data reported at the American Society for Experimental Neurotherapeutics (ASENT) 2020 Meeting 1 Kerr C et al. Qual Life Res .2015;24(2):305 - 314 • An HUI specific to FXS - the ABC - UI - was derived from the ABC - C FXS to measure the health - related quality of life ( HRQoL ) benefit of treatments for FXS 1 • HUI, measured on a scale of 0 to 1, are used in clinical and economic analyses of therapies with potential impact on HRQoL • Analysis evaluated the potential benefit of Zygel on the ABC - UI in FXS through post hoc analysis of data from FAB - C • Patient - level data from FAB - C were mapped to the ABC - UI algorithm to generate a utility index score for each patient • Mean ABC - UI for FXS patients estimated to be 0.57 at baseline • Reflects important impact of FXS on HRQoL despite children and adolescents being maintained on standard of care for FXS • Suggests impact similar or worse than other debilitating pediatric conditions • Compared to baseline, patients receiving Zygel experienced significant (P < 0.01) and sustained improvement in their mean ABC - UI from week 4 to 12

CONNECT - FX: A Pivotal Trial In FXS 15 C linical study O f Ca NN abidiol (CBD) in Childr E n and Adoles C en T s with F ragile X (CONNECT - FX) Zygel 250 mg daily 500 mg daily (weight - based dose) Placebo Mirrors Zygel administration Patients randomized (1:1) to receive either Zygel or placebo Treatment Target: 204 patients; 212 enrolled Three through 17 years of age Screening Open label extension 14 weeks 12 months Enrollment Complete; Topline Data Expected in Late 2Q2020

CONNECT - FX: A Pivotal Trial In FXS 16 • Primary endpoint: • Change from baseline to end of treatment in ABC - C FXS Social Avoidance subscale • Key secondary endpoints: • Change from baseline to end of the treatment in • ABC - C FXS Irritability subscale score • ABC - C FXS Socially Unresponsive/Lethargic subscale score • Improvement in Clinical Global Impression (CGI - I) at end of treatment, anchored to FXS behaviors • Aligned with FDA’s ‘Voice of the Patient’ Guidance • Capturing qualitative data on clinical relevance of FXS behaviors • New data presented at ISCTM (February 2020) and ASENT (March 2020) further validate core FXS behaviors from the perspective of caregivers • Top line results expected in late 2Q2020

CONNECT - FX Demographics 17 Patients n Randomization: Enrollment complete 212 Number of male patients 159 (75%) Mean age at randomization in study 9.7 years Completed 14 - week Tx period (as of 3/9/2020) 163 Percent of completed patients enrolling in CONNECT - FX OLE 97%

Baseline Behavior Severity: CONNECT - FX vs Ph2 FAB - C 18 Prospective inclusion criteria expected to provide a more severely impacted population which we believe should enhance ability to demonstrate a strong signal of activity and minimize response variability Note : Higher baseline scores denote more severe behaviors ABC - C FXS Subscale CONNECT - FX baseline score Phase 2 FAB - C baseline score Social Avoidance (12 point scale) 7.2 5.1 Irritability (54 point scale) 28.1 18.2 Socially Unresponsive / Lethargic (39 point scale) 13.2 8.7 Hyperactivity (30 point scale) 18.4 14.5 Stereotypy (18 point scale) 9.4 7.9 Inappropriate Speech (12 point scale) 6.9 6.1

CONNECT - FX 19 • With positive results in pivotal trial, Zynerba intends to request a meeting with the FDA to: • Determine acceptability of data as basis for NDA filing by YE 2020 • Seek advice on marketing authorization preparation • Potential approval by mid - year 2021 • Zynerba believes the indication may be the treatment of behavioral symptoms associated with FXS

20 • Presented data at SSBP* showing constellation of shared socio - behavioral symptoms in ASD, FXS, and 22q11.2DS • These include anxiety leading to: • Isolation and social avoidant behaviors • Irritability • Attention deficits • Poor communication Improvements in Behavior May Provide a Read - Through to Other Zygel Studies * Common Behavioral Features of Autism, Fragile X Syndrome, and 22q11.2 Deletion Syndrome , SSBP, 2019 ASD FXS 22q11.2DS Anxiety Social avoidance Seeks isolation Lack of interaction Attention deficits Poor attention Common behavioral Features of ASD, FXS, and 22q11.2DS* *Common Behavioral Features of Autism, Fragile X Syndrome, and 22q11.2 Deletion Syndrome , Society for the Study of Behavioural Phenotypes (SSBP), 2019

21 Autism Spectrum Disorder (ASD) in pediatric patients

ASD in Pediatrics Overview 22 • Near - rare disorder affecting ~1MM pediatric and adolescent pts • DSM - 5 diagnosis • Includes Autistic disorder, Asperger’s syndrome, and Pervasive Development Disorder - not otherwise specified (PDD - NOS) • Symptoms include • Anxiety • Restricted, repetitive patterns of behavior • Impairments in social communication • Deficits in verbal and non - verbal communication • Deficits in developing, understanding and maintaining relationships • Most diagnosed after age 4; can be diagnosed as early as age 2 ௗ • Significant unmet medical need • Accelerating rate of diagnosis but only two FDA approved products • Both atypical antipsychotics have significant side effect profile • Neither approved to address the key symptoms of social impairment and anxiety

Developing Zygel in ASD 23 • Newer studies suggest ASD is linked to disruption in the EC system • Altered anandamide signaling may contribute to ASD - related social and communication impairments • EC system modulates many cellular functions and molecular pathways altered in ASD: imbalanced GABAergic, glutamatergic transmission, oxidative stress, immune dysregulation and altered energy metabolism • Clinical and anecdotal data show improvement in social avoidance and anxiety in children with CBD • CBD may modulate the EC system and improve certain autism - related behaviors • Two recent US patents directed to methods of treating ASD by transdermally administering synthetic or purified cannabidiol , respectively, provide IP protection to 2038 • Enrollment complete in Phase 2 study in pediatric and adolescent patients with ASD • Top line results expected in 2Q2020

BRIGHT Phase 2 Trial in ASD 24 Open - La B el Tole R ab I lity and Efficacy Study of ZYN002 Administered as a Transdermal G el to C H ildren and Adolescen T s with Autism Spectrum Disorder Target: 36 patients; 37 enrolled Four through 17 years of age Screening Zygel 14 Weeks Weight based dosing: 14 Weeks 250 mg to 500 mg daily • Aberrant Behavior Checklist (ABC - C) • Parent Rated Anxiety Scale – Autism Spectrum Disorder (PRAS - ASD) • Autism Parenting Stress Index • Autism Impact Measure (AIM) • Clinical Global Impression – Severity (CGI - S) and Improvement (CGI - I) Enrollment Complete; Topline Data Expected in 2Q2020 24 Weeks Open label extension • Qualitative Caregiver Reported Behavioral Problems Survey • Autism Diagnostic Observation Schedule® (ADOS - 2): Baseline only • Children's Sleep Habits Questionnaire (CSHQ): Baseline and EOS (week 38) only Efficacy assessments (primary efficacy assessment = week 14 vs baseline) :

Baseline Patient Demographics Demographic BRIGHT Patients N = 37 Age, years Mean (range) 9.2 (3 - 16) Sex, n (%) Male Female 34 (91.9) 3 (8.1) Race, % White Aboriginal Asian Other 75.7 5.4 8.1 10.8 BRIGHT Trial Patient Demographics

26 Baseline Disease Characteristics ABC - C Irritability Subscale score (0 - 45) n Mean (range) 37 30.0 (18 - 43) ADOS® - 2 comparison score n Mean (range) <5 (mild ASD), n (%) 5 - 7 (moderate ASD), n (%) 8 - 10 (severe ASD), n (%) 36 7.5 (4 - 10) 2 (5.6) 19 (52.8) 15 (41.7) DSM - 5 severity level Level 1 (mild), n (%) Level 2 (moderate), n (%) Level 3 (severe), n (%) 3 (8.1) 15 (40.5) 19 (51.4) PRAS - ASD score (0 - 75; >52 suggests possible clinical anxiety) n Mean (range) >52, n (%) 37 40.9 (21 - 68) 9 (24.3) ADOS - 2: 94% of patients have moderate to severe symptoms of ASD at baseline DSM - 5: 92% of patients have moderate to severe symptoms of ASD at baseline PRAS - ASD: 24% of the enrolled patients had scores >52, indicating possible clinical anxiety BRIGHT Disease Characteristics Confirm a Moderate - to - Severe Population ABC - C Irritability subscale: Score of 30 provides confirmation of severity

22q11.2 Deletion Syndrome (22q) 27

22q Overview 28 • Most common contiguous gene deletion syndrome • Rare disorder: ~81K patients in US • Midline condition with abnormalities affecting palate, face, heart and other organs; surgically corrected in infancy • Neuropsychiatric illnesses (anxiety disorders, ASD) and learning disabilities common and impactful • 22q associated with increased anxiety, withdrawn behavior and social interaction problems • Early onset of neuropsychiatric symptoms disrupts development and QOL, and heightens risk of later psychotic disorders • 25 - fold increased risk of developing schizophrenia vs. 1% lifetime risk in general population

22q Patient Management 29 • Two primary stages of 22q patient management: • During infancy, doctors address acute physical concerns, such as anomalies of heart and palate, with surgery • Once the physical concerns are stabilized, focus shifts to managing neuropsychiatric symptoms, such as anxiety and autistic behaviors • No approved drugs indicated for 22q

Developing Zygel in 22q 30 • CBD may treat neuropsychiatric symptoms in 22q due to activity as: • Modulator of endocannabinoid system • Agonist at serotonin 1A receptors • Antagonist at GPR55 receptors • Early control of anxiety may delay the development of psychosis • Phase 2 study underway in pediatric and adolescent patients with 22q • Top line results now expected in 3Q2020

INSPIRE Phase 2 Trial in 22q 31 Target: 20 patients Six through 17 years of age Screening Zygel 14 Weeks Weight based dosing: 14 Weeks 250 mg to 500 mg daily Efficacy assessments (week 14 vs baseline) include: • Aberrant Behavior Checklist - Community (ABC - C) • Anxiety, Depression and Mood Scale (ADAMS) • Qualitative Caregiver Reported Behavioral Problem Survey • Clinical Global Impression – Severity and Improvement Assessing the I mpact of Zygel (Tra ns dermal CBD Gel) on P ediatr i c Behavio r al and E motional Symptoms of 22q11.2 Deletion Syndrome Enrollment Ongoing; Topline Data Expected in 3Q2020 24 Weeks Open label extension

DEE Developmental and Epileptic Encephalopathies 32

DEE Patients are Medically Fragile 33 • Group of rare / ultra rare childhood - onset epilepsies with impaired or regressed developmental progress • Cognitive impairment, psychiatric problems, and behavioral disturbances are phenotypic • Medically fragile population • Comorbidities include cerebral palsy, chronic respiratory infections, gait disturbances, movement disorders, scoliosis, and feeding problems • Many wheelchair bound with feeding tubes • Most common and debilitating seizure types in DEEs are: • Focal impaired - awareness seizures (FIAS) – formerly known as complex partial • Focal to bilateral tonic - clonic and generalized tonic - clonic seizures – commonly known as convulsive seizures (CS)

BELIEVE 1 Phase 2 Trial in DEE 34 Open La B el Study to Assess the Safety and E fficacy of ZYN002 Administered as a Transderma L Gel to Ch I ldren and Adol E scents with De V elopmental and E pileptic Encephalopathy 48 patients enrolled Three through 17 years of age Screening Maintenance 22 Weeks Titration 4 Weeks Open label extension Weight based dosing: Six months Six months Zygel 250 mg to 1000 mg daily Completed; Reported Positive Topline Results on 9/18/19

35 BELIEVE 1: Clinically Meaningful Seizure Reductions from Baseline and Sustained through Six Months in DEE 0 10 20 30 40 50 60 70 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Median Percent Reduction from Baseline, FIAS and CS N=33 N=33 N=33 N=32 N=32 N=29 16 44 44 47 58 51 0 10 20 30 40 50 60 70 Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 ≥50% Responder Rate, FIAS and CS N=33 N=33 N=33 N=32 N=32 N=29 30 42 46 47 63 55 Median Percent Reduction % of Pts with ≥50% Median Seizure Reduction % % % % % % % % % % % % % %

36 • All events in six month period, whether unrelated or related to study, drug are reported as adverse events (AEs) (e.g.: influenza, runny nose, ingrown toenail, scrapes, etc.) • AEs common in this medically fragile population, and expected in a six - month trial • As a result, most patients experienced an AE • Most were mild and transient • Only one patient discontinued due to an AE (application site reaction) • Low rate of serious adverse events (SAE) • Only two SAEs deemed possibly drug - related (LRTI and status epilepticus) • No drug - related hepatic, gastrointestinal, or lethargy - related SAEs • Tolerability profile consistent with the safety database for Zygel • May compare favorably to tolerability profiles of reported safety data from oral CBD solution 1 and other currently available AEDs 2 BELIEVE 1 Safety Well Tolerated in this Six Month Trial 1 Devinsky - Lancet Neurol 2016 2 Moavero – Expert Opin Drug Saf , 2018

37 • Parents and caregivers provided qualitative assessment on their child’s overall experiences with Zygel • Improvements were seen in seizure intensity and duration, and socio - behavioral and cognitive impairments • Improvements in >25% of children: • 58% reported improved vitality (e.g. alertness / awareness, energy) • 51% reported improvement in seizures • 47% reported improved cognition and concentration • 44% reported improved socially avoidant behaviors • 28% reported that their child attended school on time / more often • Improvements in socio - behavioral and cognitive impairments provide additional confidence in design of FXS, ASD and 22q11.2DS (22q) studies BELIEVE 1: Qualitative Assessments of Behavioral and Cognitive Improvements

38 • Efficacy results: • Clinically meaningful reductions in seizures beginning in month two and sustained through six months • Suggest improvements on important behavioral symptoms • Safety results: • Zygel was well tolerated • Consistent with previously reported Zygel studies • Zynerba approach to FDA approval will likely focus on most common and disabling seizure types in DEE, rather than patient syndromes Compelling Results Suggest a Pathway to Pivotal Trials Discussions with FDA in 1H2020 to Define Clinical Path Forward

39 Syndromes and encephalopathies Dravet LGS West Early myoclonioc epilepsy Hypoxic - ischemic enceph . Seizure type Focal Impaired Awareness Bilateral Tonic Clonic Generalized Tonic Clonic Focal aware Absence Convulsive Other Seizure types Consciousness impairing seizures Doose Ohtahara Landau - Kleffner Other Syndromes CDKL5 enceph . Planned Approach to FDA All DEE Patients with Consciousness Impairing Seizures Zynerba Planned Approach

Financial Strength 40 • Clean balance sheet • No debt, 23.6M shares outstanding (as of March 4, 2020) • Cash and cash equivalent position of $70.1M as of December 31, 2019 • Cash runway expected to be sufficient to fund operations and capital requirements into the second half of 2021 • Beyond the expected NDA submission and potential approval in FXS

Expected Clinical Milestones in 2020 41 FXS DEE Report pivotal CONNECT - FX topline results ASD 22q 1Q 2020 2Q 2020 Report Ph. 2 BRIGHT topline results Report Ph. 2 INSPIRE topline results 3Q 2020 4Q 2020 Discussions with FDA to define clinical path forward NDA submission

Corporate Overview April 15, 2020